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Summary Prospectus
GENWORTH GOLDMAN SACHS ENHANCED CORE BOND
INDEX FUND

April 30, 2011	Class: Institutional	Service

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://hosted.rightprospectus.com/GVIT.  You can also get this information at no cost by calling 1-800-352-9910 or by sending an e-mail request to vaposservicingteam@genworth.com, or by contacting your financial intermediary.

Investment Objective
Genworth Goldman Sachs Enhanced Core Bond Index Fund (the “Fund”) seeks to outperform the total return performance of the Barclays Capital U.S. Aggregate Bond Index (the “Bond Index”) while maintaining a risk level commensurate with the Bond Index.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund for your variable annuity contract (“variable contract”) or qualified retirement plan (“qualified plan”) account. The table does not reflect any fees or charges imposed in connection with your variable contract or qualified plan account.  If such fees or charges were included, the overall expenses would be higher.

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	N/A	N/A
Short-Term Trading Fee (deducted from amount redeemed or exchanged)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value)
Management Fees	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.60%	0.39%
Administrative Service Fees	0.25%	None
All Other Expenses	0.35%	0.39%
Acquired Fund Fees and Expenses1	0.03%	0.03%
Total Annual Fund Operating Expenses	1.18%	0.72%
Amount of Fee Waiver and/or Expense Assumption2	(0.19)%	(0.23)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	0.99%	0.49%
1
“Acquired Fund Fees and Expenses” are indirect fees and expenses borne by the Fund in connection with its investments in other investment companies (“Acquired Funds”).  The amount represents a pro rata portion of the cumulative expenses of the Acquired Funds, and is based on estimated amounts for the current fiscal year.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the prospectus because the audited information in the Financial Highlights reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

2
Genworth Financial Wealth Management, Inc. has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.45% of average daily net assets.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board of Trustees consents to an earlier revision or termination.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example, however, does not include charges that are imposed in connection with your variable contract or qualified plan account.  If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$101	$356	$631	$1,415
Institutional Shares	$50	$207	$378	$873

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.   During the most recent fiscal year, the Fund’s portfolio turnover rate was 514.46% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities represented in the Bond Index.  The Bond Index measures the performance of the U.S. investment grade bond market and includes investment grade government securities, government agency securities, supranational securities, corporate bonds, mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States.  As of the date of this Prospectus, the securities in the Bond Index must have at least $250 million of outstanding face value; have at least one year remaining to maturity; be denominated in U.S. dollars; and be fixed rate.

The subadvisor attempts to achieve the Fund’s investment objective by forming a portfolio that holds a range of securities which in the aggregate may deviate from the major characteristics of the Bond Index (e.g., industry/sector weightings, credit quality, duration).  In constructing the portfolio from the Bond Index, the subadvisor seeks to select those individual securities in the Bond Index that it believes will outperform the Bond Index as a whole. The Fund may also invest up to 20%, calculated at the time of investment, of its net assets in cash, high quality liquid short term investments and securities that may not be included in the Bond Index, including when-issued/delayed delivery securities and exchange-traded bond futures.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The following risks could affect the value of your investment:

Call Risk - The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected.

Credit Risk - The risk that an issuer or guarantor of a fixed income security or convertible security, or the counterparty to a derivatives or other contract, will be unable or unwilling to pay principal, interest or other payments when due.

Index Subset Risk - The risk that the securities selected for the Fund, in the aggregate, will underperform the Bond Index or otherwise deviate from the performance of the Bond Index (otherwise known as tracking error).

Interest Rate Risk - The risk that when interest rates increase, certain fixed income securities and convertible securities held by the Fund may decline in value.

Government Agency Securities Risk - The risk that securities issued by certain agencies or instrumentalities of the U.S. or a foreign government may not be fully supported financially by that government and, as a consequence, may not meet their payment obligations.

Risks of Large Shareholder Redemptions - The Genworth Moderate Allocation Fund and Genworth Growth Allocation Fund are mutual funds that invest in other mutual funds and may from time to time invest in and own or control a significant percentage of the Fund’s Institutional Shares.  Redemptions by these funds of their holdings in the Fund may impact the Fund’s liquidity and net asset value.

Mortgage-Backed and Asset-Backed Securities Risk - These fixed income securities are sensitive to changes in interest rates and like traditional fixed income securities, the value of mortgage-backed and asset-backed securities typically increases when interest rates fall and decreases when interest rates rise.  When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled.  When this happens, certain types of mortgage-backed and asset-backed securities will be paid off more quickly than originally anticipated, and a Fund may have to invest the proceeds in securities with lower yields which may reduce the returns of a Fund.  This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed and asset-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall.  This risk is known as “extension risk.” Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.  In a recessionary environment, the mortgages or other loans underlying a mortgage-backed or asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans.  This in turn may cause the valuation of such securities to be more volatile and may reduce the value of such securities.  These risks are particularly heightened for investments in mortgage-backed or asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Corporate Bonds and Loans Risk - The corporate bonds and loans in which a Fund invests are subject to the risk of loss of principal and income and will depend primarily on the financial condition of the borrower.  Although borrowers frequently provide collateral to secure repayment of these obligations, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral.

Selection Risk - The risk that the Fund’s subadvisor may select securities that underperform the stock market, underperform the Fund’s benchmark or underperform other funds with similar investment objectives and strategies.

Performance
The performance information below provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Service Shares. The performance table shows how the Fund’s returns compare with those of one or more broad measures of market performance.  The performance for the Institutional Shares would differ only to the extent that the Institutional Shares have different expenses than the Service Shares.  The performance figures do not reflect the fees and charges of your variable contract or qualified plan account.  If these fees and charges had been reflected, the performance shown would have been lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Please note that effective December 7, 2009 the Fund changed its investment objective, principal investment strategies and subadvisor. As such, the performance information below, to a large extent, reflects performance achieved under the Fund’s prior objective, strategies and subadvisor.

Calendar Year Annual Total Returns – Service Shares

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

 Best Quarterly Returns: 4.54%  3rd Quarter 2009
 Worst Quarterly Returns: -1.48%  4th Quarter 2010

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	Since Inception
Service Shares (inception date 9/4/2008)	5.15%	9.20%
Institutional Shares (inception date 12/9/2009)	5.66%	4.33%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (since 9/4/2008)	6.54%	6.42%

Management

Investment Advisor and Subadvisor

Genworth Financial Wealth Management, Inc. is the investment advisor for the Fund. Goldman Sachs Asset Management, L.P. (“GSAM”) is the subadvisor for the Fund.

Portfolio Managers
Jonathan Beinner, Managing Director, and Michael Swell, Managing Director, are responsible for the day-to-day management of the Fund’s portfolio.  Mr. Beinner joined GSAM in 1990 and became a Portfolio Manager in 1992. He became GSAM’s Co-Head of Global Fixed Income in 2002. Mr. Swell is a senior portfolio manager and Co-Head of Global Lead Portfolio Management at GSAM.  Mr. Swell joined GSAM in 2007. Messrs. Beinner and Swell have served as portfolio managers to the Fund since December 2009.

Purchase and Sale of Fund Shares
Shares of the Fund are not sold directly to the public.  The Fund offers its Service Shares to variable annuity separate accounts of insurance companies, including affiliates of Genworth, as investment options for certain variable contracts.  The separate accounts purchase Service Shares of the Fund in accordance with account allocation instructions received from owners of the variable contracts. The Institutional Shares are offered to certain qualified plans and other institutional investors, including Genworth Financial, Inc. or its affiliates.

Please check with your insurance company or qualified plan provider to determine if the Fund is available under your variable contract or qualified plan. This prospectus should be read in conjunction with your specific variable contract prospectus or the governing documents of your qualified plan.

Shareholders may sell (redeem) their Fund shares by following the procedures established when they opened their account or accounts.  The sale price of each Fund share will be the next NAV determined after the Fund (or authorized intermediary) receives a request to sell or redeem the applicable Fund shares.  Normally, the Fund will pay for redeemed Fund shares on the next business day after receiving the request, but it could take as long as seven days.  The value of the Fund shares redeemed may be more or less than their original purchase price depending upon the market value of the Fund’s investments at the time of the redemption.

Because variable contracts and qualified plans may have different provisions with respect to the timing and method of redemptions, variable contract owners and participants in qualified plans should contact their insurance company or qualified plan provider directly for details concerning these transactions.

Tax Information
The dividends and distributions paid by the Fund will consist of ordinary income, capital gains, or some combination of both.  Generally, the owners of variable contracts and participants in qualified plans are not taxed currently on such income or gains unless the income or gain is distributed to the variable contract owner or plan participant.  When such income is distributed, it will be taxable at ordinary income tax rates.  In addition, distributions made to a variable contract owner or plan participant who is younger than 59 1/2 may be subject to a 10% penalty tax.

Owners of variable contracts and participants in qualified plans should ask their own tax advisors for more information on their own tax situation and the income tax treatment of distributions from their variable contract or qualified plan, including possible state or local taxes.

Payments to Insurance Companies or Other Financial Intermediaries
If you purchase Fund shares through an insurance company or other financial intermediary, the Fund and the Fund’s distributor or its related companies will pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.